Supplement to
Fidelity® Variable Insurance Products
Initial Class
April 30, 2004
Prospectus

The following information replaces similar information found in the "Fund Management" section on page 19.

Matthew Friedman is manager of VIP Cyclical Industries Portfolio, which he has managed since May 2004. Since joining Fidelity Investments in 1999, Mr. Friedman has worked as a research analyst and manager. Prior to joining Fidelity, Mr. Friedman was an investment banking analyst for Lehman Brothers in New York.

Matthew Fruhan is manager of VIP Financial Services Portfolio, which he has managed since April 2004. He also manages other Fidelity funds. Since joining Fidelity Investments in 1995, Mr. Fruhan has worked as a research analyst and manager.

VIPFCI-04-04 May 7, 2004
1.765122.113